SEARCHLIGHT MINERALS CORP.
(the “Company”)

AUDIT COMMITTEE CHARTER

AUDIT COMMITTEE ROLE

The Audit Committee's role is to act on behalf of the Board of Directors and oversee all material aspects of the Company's reporting, control, and audit functions, except those specifically related to the responsibilities of another standing committee of the board. The Audit Committee's role includes a particular focus on the qualitative aspects of financial reporting to stockholders and on Company processes for the management of business/financial risk and for compliance with significant applicable legal, ethical, and regulatory requirements.

In addition, the Audit Committee is responsible for: (1) selection and oversight of our independent accountant; (2) establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters; (3) establishing procedures for the confidential, anonymous submission by our employees of concerns regarding accounting and auditing matters; (4) establishing internal financial controls; (5) engaging outside advisors; and (6) funding for the outside auditor and any outside advisors engagement by the Audit Committee.

The role also includes coordination with other board committees and maintenance of strong, positive working relationships with management, external and internal auditors, counsel, and other committee advisors.

COMMITTEE MEMBERSHIP

The Audit Committee shall consist of independent directors. In order for a director to qualify as an "independent director," the Company’s board must affirmatively determine that the director has no material relationship with the Company (either as a partner, stockholder or officer of an organization that has a relationship with the Company) that would preclude that nominee from being an independent director. For the purpose of such determination, an "independent director" is a director who: (i) has not been employed by the Company within the last five years; (ii) has not been an employee or affiliate of any present or former internal or external auditor of the Company within the last three years; (iii) has not received more than $60,000 in compensation from the Company, other than director and committee fees, during the current fiscal year or any of the last three completed fiscal years; (iv) has not been an executive officer or employee of a company that made payments to, or received payments from, the Company for property or services in an amount exceeding the greater of $1 million or 2 percent of such other company's consolidated gross revenues during the current fiscal year or any of the last three completed fiscal years; (v) has not been employed by a company of which an executive officer of the Company has been a director within the last three years; (vi) has not had any of the relationships described above with an affiliate of the Company; and (vii) is not a member of the immediate family of any person described above. An "immediate family member" includes a person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law and anyone (other than domestic employees) who shares such person's home.

The Audit Committee shall have access to its own counsel and other advisors at the Audit Committee's sole discretion. The Audit Committee members shall be appointed by the Company’s Board of Directors.

COMMITTEE OPERATING PRINCIPLES

The Audit Committee shall fulfill its responsibilities within the context of the following overriding principles:

(1)	Communications - The Chairperson and others on the Audit Committee shall, to the extent appropriate, have contact throughout the year with senior management, other committee chairpersons, and other key committee advisors, external and internal auditors, etc., as applicable, to strengthen the Audit Committee's knowledge of relevant current and prospective business issues.

(2)	Audit Committee Education/Orientation - The Audit Committee, with management, shall develop and participate in a process for review of important financial and operating topics that present potential significant risk to the Company. Additionally, individual Committee members are encouraged to participate in relevant and appropriate self-study education to assure understanding of the business and environment in which the Company operates.

(3)	Meeting Agenda – Audit Committee meeting agendas shall be the responsibility of the Audit Committee Chairperson, with input from Audit Committee members. It is expected that the Chairperson would also ask for management and key committee advisors, and perhaps others, to participate in this process.

(4)	Audit Committee Expectations and Information Needs - The Audit Committee shall communicate Audit Committee expectations and the nature, timing, and extent of Audit Committee information needs to management, internal audit, and external parties, including external auditors. Written materials, including key performance indicators and measures related to key business and financial risks, shall be received from management, auditors, and others at least one week in advance of meeting dates. Meeting conduct will assume members of the Board of Directors have reviewed written materials in sufficient depth to participate in Audit Committee/Board dialogue.

(5)	External Resources - The Audit Committee shall be authorized to access internal and external resources as the Audit Committee requires to carry out its responsibilities.

(6)	Audit Committee Meeting Attendees - The Audit Committee shall request members of management, counsel, internal audit, and external auditors, as applicable, to participate in Audit Committee meetings, as necessary, to carry out the Audit Committee responsibilities. Periodically and at least annually, the Audit Committee shall meet in private session with only the Audit Committee members. It shall be understood that either internal or external auditors, or counsel, may, at any time, request a meeting with the Audit Committee or Audit Committee Chairperson with or without management attendance. In any case, the Audit Committee shall meet in executive session separately with internal and external auditors, at least annually.

(7)	Reporting to the Board of Directors - The Audit Committee, through the Audit Committee Chairperson, shall report periodically, as deemed necessary, but at least semi-annually, to the full Board of Directors. In addition, summarized minutes from Audit Committee meetings, separately identifying monitoring activities from approvals, shall be available to each member of the Board of Directors at least one week prior to the subsequent Board of Directors meeting.

(8)	Audit Committee Self Assessment - The Audit Committee shall review, discuss, and assess its own performance as well as the Audit Committee role and responsibilities, seeking input from senior management, the full Board of Directors, and others. Changes in role and/or responsibilities, if any, shall be recommended to the full Board of Directors for approval.

MEETING FREQUENCY

The Audit Committee shall meet at least once quarterly. Additional meetings shall be scheduled as considered necessary by the Audit Committee or Chairperson.

REPORTING TO STOCKHOLDERS

The Audit Committee shall make available to stockholders a summary report on the scope of its activities. This may be identical to the report that appears in the Company's annual report.

AUDIT COMMITTEE'S RELATIONSHIP WITH EXTERNAL AUDITORS

(1)	The external auditors, in their capacity as independent public accountants, shall be responsible to the Board of Directors and the Audit Committee as representatives of the stockholders.

(2)	As the external auditors review financial reports, they will be reporting to the Audit Committee. They shall report all relevant issues to the Audit Committee responsive to agreed-on Audit Committee expectations. In executing its oversight role, the Board of Directors or Audit Committee should review the work of external auditors.

(3)	The Audit Committee shall annually review the performance (effectiveness, objectivity, and independence) of the external and internal auditors. The Audit Committee shall ensure receipt of a formal written statement from the external auditors consistent with standards set by the Independent Standards Board and the United States Securities and Exchange Commission (the “SEC”). Additionally, the Audit Committee shall discuss with the auditor relationships or services that may affect auditor objectivity or independence. If the Audit Committee is not satisfied with the auditors' assurances of independence, it shall take or recommend to the full Board of Directors appropriate action to ensure the independence of the external auditor.

(4)	If the external auditors identify significant issues relative to the overall Board of Directors responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they should communicate these issues to the Audit Committee Chairperson.

(5)	Changes in the directors of external audit or corporate compliance shall be subject to Audit Committee approval.

PRIMARY COMMITTEE RESPONSIBILITIES

The Audit Committee should review and assess:

(1)	Risk Management - The Company's business risk management process, including the adequacy of the Company's overall control environment and controls in selected areas representing significant financial and business risk.

(2)	Annual Reports and Other Major Regulatory Filings - All major financial reports in advance of filings or distribution.

(3)	Internal Controls and Regulatory Compliance - The Company's system of internal controls for detecting accounting and reporting financial errors, fraud and defalcations, legal violations, and non-compliance with the corporate code of conduct.

(4)	Internal Audit Responsibilities - The annual audit plan and the process used to develop the plan. Status of activities, significant findings, recommendations, and management's response.

(5)	Regulatory Examinations - SEC inquiries and the results of examinations by other regulatory authorities in terms of important findings, recommendations, and management's response.

(6)	External Audit Responsibilities - Auditor independence and the overall scope and focus of the annual/interim audit, including the scope and level of involvement with unaudited quarterly or other interim-period information.

(7)	Financial Reporting and Controls - Key financial statement issues and risks, their impact or potential effect on reported financial information, the processes used by management to address such matters, related auditor views, and the basis for audit conclusions. Important conclusions on interim and/or year- end audit work in advance of the public release of financials.

(8)	Auditor Recommendations - Important internal and external auditor recommendations on financial reporting, controls, other matters, and management's response. The views of management and auditors on the overall quality of annual and interim financial reporting.

The Audit Committee should review, assess, and approve:

(1)	The code of ethical conduct;

(2)	Changes in important accounting principles and the application thereof in both interim in and annual financial reports;

(3)	Significant conflicts of interest and related-party transactions;

(4)	External auditor performance and changes in external audit firm (subject to ratification by the full Board of Directors);

(5)	The Company’s Whistle-Blower Policy attached hereto as Schedule “A”;

(6)	Pre-approve allowable services to be provided by the auditor; and

(7)	Retention of complaints.

SCHEDULE “A”
To the Audit Committee Charter of
Searchlight Minerals Corp.
(the “Company”)

WHISTLE-BLOWER POLICY AND PROCEDURES

Preamble

The Audit Committee hereby adopts the following policies and procedures pursuant to the Company’s Audit Committee Charter, applicable United States securities laws and the United States Securities and Exchange Commission (the "SEC"). The purpose of this policy is to encourage all employees to disclose any wrongdoing that may adversely impact the Company, the Company's customers, shareholders, employees, investors, or the public at large. This policy also sets forth (i) an investigative process of reported acts of wrongdoing and retaliation and (ii) procedures for reports of questionable auditing, accounting and internal control matters from employees on a confidential and anonymous basis and from other interested third parties.

Policy and Procedures

Complaints Regarding Accounting, Internal Accounting Controls and Auditing Matters The Audit Committee shall receive, retain, investigate and act on complaints and concerns of employees regarding questionable accounting, internal accounting controls and auditing matters, including those regarding the circumvention or attempted circumvention of internal accounting controls or that would otherwise constitute a violation of the Company’s accounting policies (an “Accounting Allegation”). At the discretion of the Audit Committee, responsibilities of the Audit Committee created by these procedures may be delegated to any member of the Audit Committee or to a subcommittee of the Audit Committee.

Complaints Regarding Code of Business Conduct and Ethics Except as provided in the preceding paragraph, any complaint of alleged violations of the Code of Ethics (an “Ethics Allegation”) shall be promptly reported to the Company’s Audit Committee. Unless the Chairperson of the Audit Committee determines that a special meeting of the Committee is required, the Chairperson shall provide information about the complaint to the Audit Committee at its next regularly scheduled meeting. The Chairperson shall promptly initiate an investigation of the complaint and, with the advice and assistance of such other officers as appropriate, oversee such investigation. A summary of all complaints of violations of the Code shall be reported to the Audit Committee at least annually.

Procedure for receiving Accounting and Ethics Allegations Any Accounting Allegation or Ethics Allegation that is made directly to management, whether openly, confidentially or anonymously, shall be promptly reported to the Audit Committee. Each Accounting Allegation or Ethics Allegation forwarded to the Audit Committee, by management and each Accounting Allegation or Ethics Allegation that is made directly to the Audit Committee, whether openly, confidentially or anonymously, shall be reviewed by the Audit Committee, who may, in their discretion, consult with any member of management or employee whom they believe would have appropriate expertise or information to assist the Audit Committee. The Audit Committee shall determine whether the Audit Committee or management should investigate the Accounting Allegation or Ethics Allegation. If Management is investigating the Accounting Allegation or Ethics Allegation, Management shall be free in its discretion to engage outside auditors, counsel or other experts to assist in the investigation and in the analysis of results. If the Audit Committee determines that it should investigate the Accounting Allegation or Ethics Allegation, the Audit Committee shall promptly determine what professional assistance, if any, it needs in order to conduct the investigation. The Audit Committee shall be free in its discretion to engage outside auditors, counsel or other experts to assist in the investigation and in the analysis of results.

Attorney Complaints Regarding Securities Laws and Fiduciary Obligations: Any complaint by attorneys representing the Company of any past, current or imminent material violation of the United States securities law by the Company, material breach of a fiduciary duty under United States law by a director, officer, employee or agent of the Company, or similar material violation of United States law shall be promptly reported to and investigated by the Chairperson of the Audit Committee. The legal counsel shall promptly provide information about any such complaint to the Chairperson of the Audit Committee and, unless the Chairperson of the Audit Committee determines that a special meeting of the Committee is required, shall provide information about the complaint to the Audit Committee at its next regularly scheduled meeting.

2

Documentation and Retention: The Company shall maintain documentation of all complaints of alleged violations of the Company’s Code of Ethics, complaints regarding the Company’s accounting, internal accounting controls or auditing matters, any anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters and complaints by attorneys representing the Company of material violations of securities laws and fiduciary duties. The documentation shall include any written submissions provided by the complaining employees or third parties, any other Company documents identified in the complaint or by the Company as relevant to the complaint, a summary of the date and manner in which the complaint was received by the Company and any response by the Company to the complaint. All such documentation shall be retained by the Company for a minimum of five (5) years from the date of receipt of the complaint. Confidentiality will be maintained to the fullest extent practicable depending on the requirements of the investigation.

Non-Retaliation: No adverse action will be taken against any employee or other individual for making a complaint or disclosing information in good faith under this Policy.